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                                                                    EXHIBIT 23.1



                         Consent of Independent Auditors

We consent to the incorporation by reference in this Annual Report (Form 10-KSB) of Gentner Communications Corporation of our report dated July 31, 1998, included in the 1998 Annual Report to Shareholders of Gentner Communications Corporation.

                                        /s/ Ernst & Young, LLP

Salt Lake City, Utah
September 28, 1998













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